Regulatory Matters	12 Months Ended
Dec. 31, 2019
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Regulatory Matters

17. Regulatory Matters

On November 12, 2015, the Company received notice that it was placed on clinical hold by the U.S. FDA after filing an IND in October 2015 to initiate Phase 1 clinical development of the lead product, HSC. The FDA required additional information, chiefly related to the characterization strategy of the product.

In February of 2017, the Company became aware of unauthorized releases of HSC at the direction of the Company’s then CEO to certain related parties in the absence of an active investigational new drug (“IND”). At that time, the Board of Directors immediately engaged an independent law firm to conduct a full investigation of the matter which led to several corrective actions. Moreover, the results of the investigation found no recipients of the material suffering any adverse reactions or injuries from the released material.

On May 16, 2017, at the direction of the Board and investigative counsel, the Company self-reported the incidents, the follow up investigation and the corrective measures, which included additional quality controls and procedures, in a formal disclosure to the FDA.

In March of 2018, the Company filed a formal response letter to the clinical hold with the FDA containing completed test results and additional information requested by the FDA. On May 3, 2018 the Company received a release from full clinical hold from the FDA to continue its IND activity. With an active IND, the Company conducted its planned clinical trial with HSC and observed no Serious Adverse Events. The trial was completed in January 2019 and the final Clinical Study Report was submitted to the FDA in June 2019.

There were no material impacts to the consolidated financial statements related to the above activity for the years ended December 31, 2019 and 2018.